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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 28, 1998
                Date of Report (Date of earliest event reported)


                     REPUBLIC SECURITY FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
                 (State or Other Jurisdiction of Incorporation)

                  0-14671                                  59-2335075
         (Commission File Number)              (IRS Employer Identification No.)

           4400 Congress Avenue
         West Palm Beach, Florida                             33407
 (Address of principal executive offices)                  (Zip Code)


                                 (561) 840-1200
               Registrant's Telephone Number, Including Area Code

Item 5.           Other Events

         On May 27, 1998, Republic Security Financial Corporation (the "Company") entered into a definitive agreement whereby First Palm Beach Bancorp, Inc., parent company of First Bank of Florida ("First Bank"), headquartered in West Palm Beach, Florida, would merge into the Company and First Bank will merge into the Company's wholly owned subsidiary Republic Security Bank, a Florida commercial bank, in a stock-for-stock transaction accounted for as pooling-of-interests. The Company has assets of $1.0 billion, loans of $670 million and deposits of $753 million. First Bank has assets of $1.8 billion, loans of $1.0 billion and deposits of $1.3 billion.

         Under the terms of the agreement, shareholders of First Bank will receive 4.194 shares of the Company's common stock for each share of First Bank common stock. The Company will issue approximately 21.3 million shares of its common stock for all of the outstanding shares of First Bank. The Company currently has 24.3 million shares of common stock outstanding. The transaction is subject to shareholder approval of both the Company and First Bank, receipt of state and federal regulatory approvals and other customary closing conditions. The merger is expected to close in the fourth quarter of 1998.

Item 7.           Financial Statements and Exhibits

(c)      Exhibits:

20.1     Press Release dated May 28, 1998, announcing acquisition
20.2 Republic Security Financial Corporation acquisition of First Palm Bancorp, Inc. May 28, 1998, Investors Conference call

[GRAPHIC OMITTED]
                                              For Further Information call:
                                              Rudy E. Schupp (561) 840-7838
                                              Richard J. Haskins (561) 840-7840
                                              Carla H. Pollard (561) 863-2554


News Release

For:       Republic Security Financial Corporation
           West Palm Beach, Florida, 33407


                     REPUBLIC SECURITY FINANCIAL CORPORATION
                                       and
                         FIRST PALM BEACH BANCORP, INC.
     Announce the acquisition of First Palm Beach Bancorp, Inc. by Republic
                         Security Financial Corporation
================================================================================

         West Palm Beach, FL. May 28, 1998 - Republic Security Financial Corporation (NASDAQ:RSFC), a West Palm Beach, Florida-based bank holding company and parent to Republic Security Bank announced today the execution of a definitive agreement for Republic to acquire First Palm Beach Bancorp, Inc. ("First Bank"), West Palm Beach, Florida, parent company of First Bank of Florida. First Bank is a $1.8 billion thrift holding company whose subsidiary bank operates 51 branch offices in Palm Beach, Martin, Broward, Dade and Lee counties.

         First Bank has total assets of approximately $1.8 billion, loans of $1.0 billion, deposits of $1.3 billion and stockholders' equity of $117 million. Republic Security Financial Corporation will issue approximately 21.3 million shares of its common stock for all outstanding shares of First Bank in a tax free exchange accounted for as a pooling-of-interests. The definitive agreement provides for a fixed exchange ratio whereby shareholders of First Bank will receive 4.194 shares of Republic stock for each share of First Bank, subject to adjustment under certain circumstances. Based on Republic's closing price of $13.125 per share on May 27, 1998, the consideration represents approximately $55.05 per First Bank share for an aggregate transaction value of approximately $279.3 million.

         In connection with the execution of the definitive agreement, First Bank has granted to RSFC an option to purchase 19.9% of First Bank's outstanding common stock. The transaction is subject to approval by shareholders of each company, the State of Florida Banking Department and the Federal Reserve. The transaction is expected to close in the fourth quarter of 1998. On a pro forma basis as of March 31, 1998, Republic Security Financial Corporation has total assets of approximately $2.8 billion, total stockholders' equity of approximately $205 million and more than 45.3 million shares of common stock outstanding. The holding company will do business through 83 branch offices in Palm Beach, Martin, Broward, Dade and Lee counties, Florida.

         The transaction is expected to be immediately accretive to tangible book value and earnings accretive during fiscal year 1999, the first full year of combined operations. Cost savings are expected to be approximately 24% of projected First Bank non-interest expense in 1999 or $9.1 million. No revenue enhancements are assumed in the projections. A one-time charge of approximately $33.0 million is expected due to merger related charges and restructuring costs.

         "We are delighted with this merger for customers, shareholders and employees as it will combine two strong companies serving Florida's top three banking markets and more", said Rudy Schupp, Chairman of Republic Security Financial Corporation. "First Bank and Republic Security Bank have each developed franchises in near identical markets offering opportunities for efficiencies and future performance that suggest a powerful banking franchise when combined. Each bank brings to the table expertise and value, including First Bank's innovative supermarket banking platform in Albertsons and Winn Dixie stores. This supermarket banking effort is very complimentary to Republic Security Bank's PC Banking and other electronic banking delivery systems and complimentary to the combined bank's large branch network", said Schupp.

         "The acquisition of First Bank expands Republic's already strong franchise in Palm Beach, Broward and Dade counties while expanding Republic's franchise into Martin and Lee counties. This acquisition produces a unique franchise in the lucrative Southeast Florida banking market. The pro forma company will be the largest independent commercial bank headquartered in Florida " said Schupp.

         "Our affiliation represents an excellent opportunity to enhance our shareholders' value, deliver more services to our customers and join a strong local bank that shares our operating philosophy ", said, Louis O.
Davis, Jr.,  Chief Executive Officer, President and Director of First Bank.

         Republic Security Financial Corporation, with total assets of $1.0 billion, deposits of $753 million and stockholders' equity of $88 million at March 31, 1998, is the holding company for Republic Security Bank, operating 32 full service banking offices headquartered in Palm Beach County, Florida. The proposed acquisition of First Bank represents Republic's eighth acquisition since 1992.

         First Palm Beach Bancorp, Inc. is the parent of First Bank of Florida and is the largest locally based thrift institution in Palm Beach County, Florida. With assets of approximately $1.8 billion, First Palm Beach Bancorp, Inc. serves the communities of Palm Beach, Martin, Broward, Dade and Lee counties through the bank's 51 full service branches and 3 loan production offices.

         Republic Security Financial Corporation's Common Stock is traded on the over-the- counter market and quoted on the NASDAQ National Market System under the symbol RSFC. The stock of First Palm Beach Bancorp, Inc., is listed on NASDAQ under the symbol FFPB.

           An investors conference call is scheduled for today at 10:00 a.m.EST. To participate in the call, dial (800) 553-0288. For a copy of the investor package, please call John Taylor, Investor Relations Manager at (561) 881-5333 extension 309.



Statements made in this release that state the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, competition by larger financial institutions, legislation and regulatory changes and changes in the economy generally and in business conditions in the South Florida market and management's ability to timely integrate the Companies.

                     REPUBLIC SECURITY FINANCIAL CORPORATION

                                 Acquisition of

                         FIRST PALM BEACH BANCORP, INC.

                                  May 28, 1998

                           Investors conference call:

                          TODAY, THURSDAY, MAY 28, 1998
                                  10:00 am EST
                                 (800) 553-0288
                             (800) 475-6701 - Replay
      Beginning 12:00 p.m. EDT on May 28, 1998 running through 11:59 a.m.
                                 on May 29, 1998

FORWARD-LOOKING INFORMATION

This presentation contains estimates of future operating results for 1999 and 2000 for both Republic Security Financial Corporation and First Palm Beach
Bancorp, Inc. on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, change in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting each Company's operations, pricing, product and services.

SUMMARY OF TRANSACTION

         Consideration:                       Common Stock
         Fixed Exchange Ratio:                4.194
         Transaction Value per Share:         $55.05
         Indicated Deal Value:                $279 Million
         Price/Book Value:                    237.87%
         Price/Tangible Book Value:           243.13%
         Price to LTM Earnings:               30.75x
         Accounting Treatment:                Pooling-of-Interests
         Shares Issued:                       21.3 Million
         Drop Dead Date:                      March 31, 1999
         Anticipated Closing Date:            Q4 1998
         Stock Option Agreement:              19.9% Option to Acquire
                                              Common Stock of First Palm Beach

Note: Due diligence completed. Transaction subject to shareholder and regulatory approval. Pricing data as of March 31, 1998

PRO FORMA BALANCE SHEET DATA
At March 31, 1998
($in millions, except per share data)
=================================================================================================
                                           RSFC                  FFPB                 Pro Forma*
-------------------------------------------------------------------------------------------------
Loans, Net                                 $669,828              $1,034,024           $1,703,852
Securities                                 143,018               514,176              657,194
Intangibles                                6,970                 2,534                9,504
Total Assets                               1,016,106             1,791,370            2,807,476
Deposits                                   752,751               1,281,229            2,033,980
Borrowings                                 149,771               354,756              504,527
Common Equity                              79,724                117,044              196,768
Tangible Book Value/Share                  $3.42                 $22.64               $4.29
Tangible Equity/Tangible Assets            8.07%                 6.40%                7.00%
=================================================================================================

* Before acquisition adjustments

RATIONALE for FIRST PALM BEACH ACQUISITION

Creates largest commercial bank headquartered in Florida with 83 full-service branches (16 supermarket branches)

Creation of Florida's Preeminent Southeast Banking Franchise:
                                          $2.8 billion in assets
                                          $1.7 billion in loans
                                          $2.0 billion in deposits
                                          $205 million in total equity

First  Palm  Beach  Bancorp   shareholders   experience   significant   earnings
enhancement with the potential to compound future earnings at an accelerated rate as a commercial bank

Republic Security has proven ability to transform a savings institutions into a competitive commercial banking franchise

Pro forma company has a combined market capitalization of over $590 Million

Immediately accretive to earnings per share and book value per share

COST SAVINGS OPPORTUNITIES

The combination of Republic Security Financial and First Palm Beach Bancorp will present an opportunity to further leverage the fixed cost base and is expected to result in savings of $9 Million or 24% of First Palm Beach's operating expenses in 1999 and results in savings of $11.9 Million or 32% in 2000

Savings will be realized primarily in the areas of:
                  Branch consolidations
                  Human resources
                  Data Processing
                  Corporate overhead (Outside services/ professionals)

PRO FORMA INCOME STATEMENT Mean of I/B/E/S Analyst Projections ($ in millions, except per share data)

                                       Pro Forma Shares       1999 Earnings
                                       ------------------------------------
RSFC EPS                                                      $         0.65
RSFC Estimated Core Net Income                 24.02M                  15.7M
FFPB Estimated Net Income                      21.28M                   9.7M
Cost Savings after tax (a)                                              5.6M
                                        -------------              ---------
Total                                           45.3M                  31.0M


Pro Forma EPS                                                 $          .68
Accretion - $                                                 $          .03
Accretion - %                                                           4.62%

(a) Before acquisition adjustments

FIRST PALM BEACH BANCORP ACQUISITION SUMMARY

Enhances Republic Security's overall franchise value and creates a dominant Southeast Florida banking network

RSFC's tangible book value accretion will be 6.4%

Attractive economies due to favorable cost savings and sound fundamentals

The combined entity's ROA and ROE and efficiencies will be attractive with an opportunity for enhancement as Republic Security effects a "commercial bank conversion" of the tradition savings institution, FFPB

Expands Republic Security's franchise in Florida's most affluent banking market

Consistent with Republic Security's in-market and contiguous and market expansion strategy

Creates exciting leverage and growth opportunities

Creates high-powered independent commercial bank

                     REPUBLIC SECURITY FINANCIAL CORPORATION
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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be
                           signed on its behalf by the
                     undersigned thereunto duly authorized.






                                      Republic Security Financial Corporation
                                      (Registrant)





Date:     May 28, 1998                /s/ Carla H. Pollard
         ---------------------------           --------------------------------
                                      Carla H. Pollard
                                      Vice President/Controller

                                  EXHIBIT INDEX


EXHIBIT       DESCRIPTION

20.1     Press Release dated May 28, 1998, announcing acquisition
20.2 Republic Security Financial Corporation acquisition of First Palm Bancorp, Inc. May 28, 1998, Investors Conference call